UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): December 18, 2017

                               CEL-SCI CORPORATION
                     -------------------------------------
             (Exact name of Registrant as specified in its charter)

    Colorado                          001-11889              84-0916344
---------------------------      --------------------   -----------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                        Identification No.)

                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
               -------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                          ----------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 18, 2017 CEL-SCI Corporation appointed Robert Watson to its Board of Directors.

     Mr. Watson (age 60) has over 35 years of experience in the healthcare IT industry as a CEO, board member and advisor to multiple companies. Having participated in over 75 acquisitions, he has raised nearly $750,000,000 in capital, completed three public offerings and successfully sold four companies.

     Since July 2017 Mr. Watson has been the President of the Preparedness Technology Division at EMSystems (a subsidiary of Intermedix, Inc.). Between 2015 to 2017, prior to his joining EMSystems, he was the President and Chief Growth Officer of NantHealth, and between 2011 to 2015, he was the CEO of Streamline Health. Both NantHealth and Streamline Health are NASDAQ listed companies. He has held executive positions at numerous other healthcare IT companies.

     Mr. Watson holds an MBA from the Wharton School of Business at the University of Pennsylvania and a BA from Syracuse University.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 20, 2017                  CEL-SCI CORPORATION



                                    By: /s/ Patricia B. Prichep
                                        --------------------------------------
                                       Patricia B. Prichep
                                       Senior Vice President of Operations










                                       3